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                                                              Exhibit 10.3




            AGREEMENT dated as of September 27, 1996 between James S. Harrington, Duane A. Gawron, John E. Pylak, Kurt Cieszkowski (collectively, the "Executive Officers") and CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation ("CPI").

                              W I T N E S S E T H:

            WHEREAS, each of the Executive Officers is a party to an employment agreement, dated as of May 17, 1996 (each, an "Employment Agreement"), with CPI pursuant to which they are each entitled to receive a salary of $175,000 per annum.

            NOW THEREFORE, in consideration of the premises and of the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:


            1. Notwithstanding the terms of the Employment Agreements, each of the Executive Officers hereby agrees to permanently and irrevocably forego $11,461.52 of their salary due to them in September 1996 under the Employment Agreements.

            2. Except as otherwise provided herein, the terms of the Employment Agreements shall remain in full force and effect.

            3. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.


            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.




/s/ James S. Harrington                      /s/ Duane A. Gawron
-----------------------------------          -----------------------------------
James S. Harrington                          Duane A. Gawron



/s/ John E. Pylak                            /s/ Kurt Cieszkowski
-----------------------------------          -----------------------------------
John E. Pylak                                Kurt Cieszkowski



                                    CONNECTIVITY PRODUCTS INCORPORATED



                                    By:/s/James S. Harrington
                                       -----------------------------------------
                                       Name: James S. Harrington
                                       Title: President